Business Development
事业发展部
2020 January – June
2020年1月至6月

Yippi直播
Forward-Looking Statement

Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact (including, but not limited to, statements to the effect that Toga Limited, Eostre or its management (the “Company”) "anticipates," "plans," "estimates," "expects," or "believes," or the negative of these terms and other similar expressions) should be considered forward-looking statements, including, without limitation, statements regarding the Company's guidance, outlook, growth, opportunities and long-term strategy. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this release. These risks and uncertainties include, without limitation, risks associated with the impact of the COVID-19 pandemic; the Company's ability to execute on its long-term strategy; the Company's ability to successfully compete in its intensely competitive industry; the Company's ability to manage its growth; the Company's ability to maintain or improve its operating margins; the Company's ability to identify and react to trends in consumer preferences; product supply disruptions; general economic conditions; accounting standard changes; and other factors as set forth from time to time in the Company's Securities and Exchange Commission filings, including, without limitation, the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company intends these forward-looking statements to speak only as of the time of this Presentation and does not undertake to update or revise them as more information becomes available, except as required by law.

精彩回顾
Flashback

YippiTV × Yippi关怀
YippiTV × Yippi Care



武汉♡加油
Wuhan Jia You
基金 – 第一阶段武汉筹款活动截止日期：2月4日
捐款救人
传递爱心
DONATE TO SAVE LIVES · SPREAD YOUR LOVE



武汉♡加油
Wuhan Jia You
基金 – 第二波武汉筹款活动截止日期：3月2日
Fund - Second batch of Wuhan Donations will be closed on 2nd March
暖心捐款
齐心抗疫
DONATE TO SHARE WARMTH · COMBAT EPIDEMIC TOGETHER

我们对中国大湖北地区提供的支援
Our response in aiding in efforts in Greater Hubei, China

向湖北省慈善总会捐款：886,000 Yipps
2020年2月4日和3月2日
4th February & 2nd March 2020
Donation to Hubei Charity Federation : 886,000 Yipps

促销活动：
网红慈善活动和发帖
YippiTV直播并发用户：4,010和5,321
Promotional Events:
KOL Charity Live and Postings
YippiTV Live Concurrent Users : 4,010 & 5,321



#youwinIwin
REFERRAL!
YippiTV
USD 10,000 CASH
YippiTV GLOBAL LIVE DRAW 1st PRIZE
YippiTV
2nd Prize

抽奖直播大奖得主和推荐人捐赠了20,000美元
Grand Prize Live Draw Winner and Referer donated USD 20,000

精彩回顾
Flashback

Yippi

对抗大流行病的慈善活动
Charity Events to combat pandemic

为社区和前线人员而开展的3项运动
1：口罩赠品
2：购买和捐赠口罩（Yippi 电商）
3：推荐和捐赠

3 Campaigns in our efforts to the community & frontliners
1 : Mask Giveaway
2 : Buy & Donate Masks (Yippi eShop)
3 : Refer & Donate


看直播
夺口罩
WATCH LIVE GET MASKS
29 MAR · 3月29日
Yumiwong8 | 20:00 (GMT +8)


抗疫公益
活动
CHARITY EVENT
TO COMBAT
PANDEMIC
9/4 - 15/4/2020

超过50位内容创作者
超过4200个捐助者
已捐赠超过35000个口罩
700盒口罩已捐赠给马来西亚皇家警察




YIPPI
You Download, We Donate
你下载 我们捐

Over 50 Content Creators
Over 4200 Donors
Over 35000 Masks Donated
700 boxes of masks donated to Royal Malaysian Police

精彩回顾
Flashback

6月YippiTV：全球抽奖直播
June YippiTV : Global Live Draw

2020年6月4日
4th June 2020

三月、四月和五月的压轴秀
Finale show for March, April and May draw

为什么要结合？
Why combined?

1.由于全球大流行病而造成的社交距离
2.以更多可赢取的奖品来提高节目吸引力
3.自2018年10月以来进行了30场节目
1. Social distancing due to global pandemic
2. Enhanced show with more prizes to be won
3. Did 30 shows since October 2018


YippiTV
GLOBAL LIVE DRAW
HOST
Pauline Tan
HOST
Henley Hii
YIPPI STAR
Joanne Tan
YIPPI STAR
Ribbon Ooi
YIPPI STAR
Henry Teo
STAY TUNE TO
06.04.2020
20:30 (GMT+8)
WATCH LIVE ON: YippiTV YippiTV

YippiTV：全球抽奖直播
YippiTV : Global Live Draw

从现场抽奖往前迈进
Moving forward from Live Draw

消YippiTV全球抽奖直播，因为我们正在适应新的变化
Canceling YippiTV Global Live Draw because we are adapting to new changes

每场YippiTV节目的费用：奖品和制作费用为60,000美元
Costs per YippiTV show: US$60,000 in prizes and production

每月的全数60,000美元都体现于开放给所有用户的“每日宝箱”中
All US$60,000/month is reflected in Daily Treasure Box for all users

此策略是为了使新用户和现有用户受益，从而在Yippi中保持活跃
This strategy is to benefit new and existing users to keep active in Yippi



Daily Treasure Box
Every 15 minutes time stayed in app will eligible to open a treasure box
2020-05-22 08:44
Claimed
0.82
2020-05-22 08:44
Claimed
0.45
2020-05-22 08:44
Claimed
0.35

YippiTV直播

YippiTV Live

Yippi直播
Yippi Live

Yippi

今日之星
Star of the Day

自2019年11月以来的每日直播PK比赛
Daily Live PK competition since November 2019

于2020年3月推出小黄豆，以供申请置顶直播
Introduced Yellow Bean in March 2020,
to apply for Live slot

5月：24小时直播PK赛
May : 24 Hours Live PK

在每日直播PK赛中，直播主已增加至超过100人
Live streamers has increased to over 100 participants
on daily Live PK

有关更多信息：
https://yippiweb.com/yippi-live
For more info :
https://yippiweb.com/yippi-live



STAR
OF THE DAY
今日之星
NEW MECHANISM ON MAY:
Live stream application opens 24 hours!
YippiTV

Yippi直播
Yippi Live

Yippi

1月-4月 统计表
January – April Statistics



Unique Live by Country January - April 2020
各国独特直播-2020年1月至4月
1000
800
600
400
200
0
MY
CN
VN
PH
ID
TH
TW
SG
Unique Users/Live Jan-20
独特用户/直播 2020年1月
Unique Users/Live Feb-20
Unique Users/Live Mar-20
Unique Users/Live Apr-20



Total Live Streams : Percentage Live Tips over Total Rewards
18000
16000
14000
12000
10000
8000
6000
4000
2000
0
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Jan-20
Feb-20
Mar-20
Apr-20
Total Live Stream
% From Live/All Rewards

Yippi直播
Yippi Live

Yippi

2020年5月统计表
May 2020 Statistics

在23天之内：
直播总数：13,277（4月：14,432）
独立直播总数：1,981（4月：2,183）
直播打赏总数/预估打赏总数：94%（4月87%）

In 23 days:
Total Live Streams : 13,277 (April 14,432)
Total Unique Streamers : 1,981 (April 2,183)
Total Live Tips / Estimated Total Rewards : 94% (April 87%)

这表明，由于该地区大流行病的原因，全新24小时制的《今日之星》越来越受到用户的欢迎。与在朋友圈发帖时相比，更多用户通过直播赚取更多收益

This has shown the new 24-hours format Star of The Day is gaining popularity from users due to pandemic causes in the region.More users earn more from doing Live as compared to posting moments

Yippi直播：6月更新
Yippi Live : June Update

Yippi

小黄豆：申请任何时间直播对决
Yellow Bean : Apply Anytime Live PK

我们为什么这么做？
Why are we doing this?

易于供直播主参与《今日之星》
Ease for Live Streamers to join Star of the Day

不受时区限制
Not bound by timezone

直播可延长至1小时以上
Live can be extended beyond 1 hour

我们相信这将使直播对决更具竞争力
We believe this will make the Live PK more competitive

Yippi直播：6月更新

Yippi Live : June Update


Tap to add a description~
Topic
Select
Go Live


Tap to add a description~
热门直播机会
使用小黄豆可以将直播推去热门榜
当前时间段
普通
小黄豆兑换
1
5
申请


确定要兑换?
立马兑换
当前时间段
普通
小黄豆兑换
1
5

Yippi直播PK赛：6月更新
Yippi Live PK：June Update

计分法
Scoring Method

1个观众人数：4颗星星
1Yipps打赏：1颗星星
1 Unique Viewer : 4 Star Points
1 Tip ：1 Star Point


Example
Result
Unique Audience 218
1 Audience = 2 Stars
Total Tips 29
1 Tip = 1 Star
Total Star 465
Go Streamer room

奖励
Rewards

《今日之星》将赢得荣誉勋章+10颗小黄豆
Star of The Day wins a medal of honour + 10 Yellow Beans

Contestants	Yellow Bean
Top 1-10% of total daily contestants with highest score	7
Top 11-20% of total daily contestants with highest score	6
Top 21-30% of total daily contestants with highest score	5
Top 31-40% of total daily contestants with highest score	4
Top 41-50% of total daily contestants with highest score	3

Yippi直播
Yippi Live

Yippi

为什么举办《今日之星》？
Why Star of the Day

为Yippi网红争取跨界受众的最佳曝光
Best exposure for Yippi KOL to reach audience cross-border

通过直播获得主要的打赏奖励
（4月统计信息：直播时平均可获取90%的奖励，在朋友圈则发帖平均仅获10%奖励)
Major tipping rewards by doing Live
(April Statistics : Average 90% rewards from Live vs 10% from Moment post)

为受全球大流行病影响者提供在Yippi开创事业的最佳机会
This is the best chance for everyone affected by global pandemic to build career in Yippi

通过吸引粉丝并建立粉丝群，让直播主为“今日之星”做好准备
Yippi增加了200%的直播内容
For live streamers to get ready for Star Quest, by gaining fans and building fanbase Yippi has 200% increase in Live content

04

亚洲直播王

Star Quest

亚洲直播王
Star Quest

Yippi

什么是《亚洲直播王》？
What is Star Quest


STAR
QUEST
亚洲直播王

Yippi直播比赛
Live stream competition on Yippi
开放给所有人免费参加
Open to all, free to join

奖金高达400,000美元
Prizes up to US$ 400,000


LIVE
STREAMING
USD
400,000
EXPOSE YOUR TALENT | BE THE STAR YOU ARE | STAND A CHANCE TO WIN

愿景
成为亚洲首屈一指的直播比赛
Vision
to become the premier Live show competition in Asia

使命
达成于整场比赛中获得超过160万次总观看次数的目标
Mission
to achieve more than 1.6m total views throughout this competition

亚洲直播王
Star Quest

Yippi

《亚洲直播王》何时举办？
When is Star Quest?

比赛将于2020年7月1日至9月9日举办
注册日期 - 即日起至2020年6月20日
Competition starts 1st of July – September 2020
Registration – Now until 20th June 2020

目前，已有2000名参与者报名参加
目标：3000名参与者
At the moment , 2000 participants has signed up
Target : 3000 participants

我们有来自马来西亚、中国、越南、菲律宾、印度尼西亚、台湾的参赛者
We have contestants from Malaysia, China, Vietnam, Philippines, Indonesia, Taiwan

时间表由6月1日起线上发布：
http://contest.yippiweb.com/starquest/
Schedule was online from 1st June on
http://contest.yippiweb.com/starquest/

亚洲直播王
Star Quest

Yippi


COMPETITION SCHEDULE
比赛流程
TOP 120
120强
TOP 24
24强
QUARTER FINAL
8强
SEMI FINAL
半决赛
FINAL
决赛
Contestant 选手 1
Contestant 选手 2
Contestant 选手 3
Contestant 选手 4
Contestant 选手 5
Contestant 选手 6
Contestant 选手 7
Contestant 选手 8
Contestant 选手 1
Contestant 选手 2
Contestant 选手 3
Contestant 选手 4
Contestant 选手 1
VS
Contestant 选手 2

亚洲直播王
Star Quest

今日统计表
Statistics Today

马来西亚 Malaysia	958
菲律宾 Philippines	251
中国 China	170
印尼 Indonesia	156
越南 Vietnam	129
泰国 Thailand	36
香港 Hong Kong	13
新加坡 Singapore	20
台湾 Taiwan	8
韩国 Korea	1
东帝汶 Timor Leste	3
阿联酋 UAE	2
加拿大 Canada	2


《今日之星》各国参与者
Star Quest participants by country
MY
PH
CN
ID
VN
TH
HK
SG
TW
KR
TL
UAE
CA

亚洲直播王
Star Quest

Yippi

策略
Strategy

因新冠肺炎大流行病使该地区得保持社交距离，因此《亚洲直播王》的所有行销策略都是通过在线管道进行
Due to social distancing from COVID-19 pandemic in the region, all marketing strategies for Star Quest is via online funnel

2月和5月，制作了供关键意见领袖和《今日之星》参赛者分享于社交媒体的一系列视频
February and May, produced a series of videos by Key Opinion Leaders and Star Quest contestants for social media sharing

购买了赞助内容，借此提高人们对2020年5月报名《亚洲直播王》的认知和行为号召
Bought sponsored contents to raise awareness and call-to-action of registering for Star Quest in May 2020

亚洲直播王
Star Quest

Yippi

策略
Strategy

2020年5月制作了现有参赛者的视频，
借此邀请更多参赛者加入
Produced video of contestants inviting more participants in May 2020

提供现有参赛者指导式内容和文章，好让他们做足准备
并带动他们在社交媒体上的参与度
Guided contents and articles for contestants to prepare and promote their participation on their social media

亚洲直播王
Star Quest

Yippi

为什么举办《亚洲直播王》
Why Star Quest

7月至9月最大型的活动
Biggest event for July – September

预期观众总数50,000
Expected viewers 50,000

预计总观看次数将超过1,600,000
Expected total views reach over 1,600,000

培养未来的直播个性
Nurturing of future live stream personality

我们的赞助商在世界各地的品牌能见度
Brand visibility for our sponsors to the world

让《亚洲直播王》成为亚洲首要的直播比赛！
Let’s make Star Quest the premier LIVE stream competition in Asia !

亚洲直播王
Star Quest

如何参加
How to Join

步骤1：
Step 1:

（新用户）下载并注册Yippi

(New User) **Download Yippi & Register**

（已认证用户）直接前往步骤3

(Verified User) **Direct to Step 3**



YIPPI
REGISTER
EN
Username
Password
Confirm Password
Fullname (Optional)
Email (Optional)
Phone
+60
SEND CODE
Verification Code

亚洲直播王
Star Quest

如何参加
How to Join

步骤2：实名认证
Step 2: Verification Identity


8618
45
22
83.0 Yipps
284.0 Tips

点击于个人主页左上方的“设定”
Click “Settings” located at your profile top left


Settings
Backup & Migrate Chats
Language
Blacklist
Change Password
Verify identity
About verification
Feedback
About Us
Version

点击“实名认证”
Click “Verify Identity”


Account Verification
Verifying your account with phone number of 60132982070
04-12-2019
Next

输入身份证号码
Key in identity card number


Account Verification
Next

上传身份证照片并手持身份证自拍
Upload identity card photo and selfie with identity card


Bank Account Details
Please enter the account details you wish to receive your payouts
Submit

输入银行户口资料
Enter bank account details

亚洲直播王
Star Quest

如何参加
How to Join
步骤3：何处申请？
Step 3: Where to Apply

2. 选择“活动”

2. Select “Events”



Discover
Events
Check out the latest Yippi Event
Articles
Check out the latest news from Yippi
Topics
View all moments tagged under the topic
Search User
Find users that are on Yippi
Marketplace
Explore wonderful apps endorsed by Yippi!



Hot
Live
Trending
mango milkshake

1. 选择“发现”

1. Select Discover

亚洲直播王
Star Quest

如何参加
How to Join

步骤3：何处申请？
Step 3: Where to Apply

直接链接至:
Direct URL :


Events
STAR QUEST
YOU DECIDE THE CHAMPION
APPLY NOW

3. 选择 “亚洲直播王”

3. Select “Star Quest”

4. 输入所有所需资讯

4. Key in all the required information


StarQuest 2020
Yippi Live Star Quest Application
Please read our TERMS & CONDITIONS before proceed.
Full Name as per NRIC 身份證姓名 *
Yippi Username 用戶名 *
Instagram Username 用戶名
Facebook Username
Email *

亚洲直播王
Star Quest

如何参加
How to Join

最后步骤：确认申请成功
Final Step : Confirmation of Successful Application

申请成功后，用户将将在Yippi 应用中收到来自《亚洲直播王》的通知。

After successfully apply, users will receive notification from Star Quest in Yippi App.

申请成功后，等级1 Ⓥ 以下的用户将自动升级至Yippi星光等级

After successfully apply, users that under LEVEL 1 Ⓥ will automatically upgrade to LEVEL STARLIGHT


Star Quest 亚洲直播王
Congratulations, you have successfully registered for the "Star Quest" contest. We will inform you the date of your live streaming session.
Please reply "Noted" once you have received this message. Thank you.
恭喜您！您已成功报名参加《亚洲直播王》大赛。
我们会再通知您关于您的直播时段。
请在收到此信息后回复"收到"。谢谢。
Noted
Type something...

亚洲直播王
Star Quest

Yippi

我已经参加了，接下来呢？
I have joined, what is next?

鼓励更多人加入并申请成功
（当您的推荐人在您推荐之下注册时，您就有资格获得 #你赢我赢）
Encourage more to join and to apply successfully
(when your referral registered under you, you are eligible for #YouWinIWin)

Yippi应用 / 网站中获知您的比赛时间，并分享给您的支持者
Get your schedule from app / yippiweb and share to your fans to support

在Yippi突显您的存在，并获得真正的支持者
Build your presence in Yippi and gain your real supporters

参加每日直播PK，为《亚洲直播王》做演练
Practice for Star Quest by going for Live PK daily

亚洲直播王
Star Quest

#你赢我赢
#YouWinIWin

获奖选手的推荐人将获得等额的现金奖金
Referrer of winning contestant gets the same amount of cash winnings

每轮的赞助奖并不适用于#你赢我赢
Sponsored prize per round is not applicable for #YouWinIWin

亚洲直播王
Star Quest

Yippi

#你赢我赢
#YouWinIWin

例如：当参赛者进入比赛第三阶段，奖金将被区别如下；当参赛者赢得500美元 + 1,500美元和100美元的REDBOX现金券，推荐人将赢得500美元 + 1,500美元

In example:
Contestant reached the 3rd Stage of competition, winnings breakdown is as follow;
Contestant wins USD 500 + USD 1,500 and a USD100 cash voucher to REDBOX
Referrer wins USD 500 + USD 1,500

推荐参赛者的数量不受限制
No limit to number of referred contestants

推荐人必须完成实名认证，且推荐人必须在您的Yippi帐户之下注册Yippi
Referrer must complete verification identity, and referral must register Yippi under your Yippi ID

亚洲直播王-赞助商
Star Quest - Sponsorship

Yippi

有兴趣成为我们的赞助商吗？
Interested to be our Sponsor?

以5,000美元、10,000美元或20,000美元的配套，加入我们如今举办之2020《亚洲直播王》的赞助商吧
Join our current sponsors of Star Quest 2020 with packages of US$ 5,000, US$ 10,000 , US$ 20,000

GINTELL HEALTH • LOVE • LIFE

Rest N Go

RED BOX

Ēostre

EMPIRE SHOPPING GALLERY

BACKPLAYERS ABSOLUTE EVENTS

builders YOUR TRUSTED GREEN HOME BUILDER

亚洲直播王-赞助商
Star Quest - Sponsorship

Yippi

赞助商的好处
Benefits of Sponsors

1. 品牌认知度和曝光率每天可吸引50,000个眼球的品牌能见度，期间将有160万个观众
1. Brand Awareness & Exposure *Branding visibility to 50,000 eyeballs daily, 1.6 million viewers throughout the duration*

2. 提高该区域的触及率《亚洲直播王》锁定在全球用户，并着重于中国、越南、菲律宾、印度尼西亚、马来西亚等地区
2. Increase Reach to the region *Star Quest is aimed at users worldwide, focused on China, Vietnam, The Philippines, Indonesia, Malaysia amongst others*

3. 达成宏大投资回报率的目标
在Yippi被广泛的推广：以低门槛加入《亚洲直播王》活动和Toga生态系统。
每个配套都提供了增值服务，例如：Yippi的官方企业帐户和在Yippi进行交叉促销
3. Achieve Great ROI
Being promoted extensively in Yippi : Star Quest campaign and Toga ecosystem with low point entry.
Each package has value-added service in example; Official Business Accounts in Yippi and cross-promotions in Yippi

欲知更多资讯，请浏览：http://contest.yippiweb.com/starquest/sponsors
For more information http://contest.yippiweb.com/starquest/sponsors

亚洲直播王-赞助商
Star Quest - Sponsorship

Yippi

赞助商的好处
Benefits of Sponsors

1. 品牌认知度和曝光率每天可吸引50,000个眼球的品牌能见度，期间将有160万个观众
1. Brand Awareness & Exposure ***Branding visibility to 50,000 eyeballs daily, 1.6 million viewers throughout the duration***

2. 提高该区域的触及率《亚洲直播王》锁定在全球用户，并着重于中国、越南、菲律宾、印度尼西亚、马来西亚等地区
2. Increase Reach to the region ***Star Quest is aimed at users worldwide, focused on China, Vietnam, The Philippines, Indonesia, Malaysia amongst others***

3. 达成宏大投资回报率的目标
在Yippi被广泛的推广：以低门槛加入《亚洲直播王》活动和Toga生态系统。
每个配套都提供了增值服务，例如：Yippi的官方企业帐户和在Yippi进行交叉促销
3. Achieve Great ROI
Being promoted extensively in Yippi : Star Quest campaign and Toga ecosystem with low point entry.
Each package has value-added service in example; Official Business Accounts in Yippi and cross-promotions in Yippi

欲知更多资讯，请浏览：http://contest.yippiweb.com/starquest/sponsors
For more information http://contest.yippiweb.com/starquest/sponsors

Yippi展现自我
培育企划

Yippi Star Incubator Program

Yippi展现自我培育计划
Yippi Star Incubator Program

什么是Yippi展现自我培育计划
What is Yippi Star Incubator Program

自2019年5月推出
向所有人开放，免费加入
2020年3月的全新Yippi星等级
Launched since May 2019
Open to all, free to join
New Yippi Star Level in March 2020

愿景
让人人都能在Yippi开创事业
Vision
Empower everyone to build their career with Yippi

使命
50000位透过Yippi赚钱的网红
Mission
50000 KOL earners through Yippi



YIPPI STAR LEVELS
Young content creators with great potentials are welcome to start your online career on Yippi. Get started now!
LEGEND
LEVEL 5
REQUIREMENTS
5,000,000
FOLLOWERS
LEVEL 4
REQUIREMENTS
500,000
FOLLOWERS
LEVEL 3
REQUIREMENTS
50,000
FOLLOWERS
LEVEL 2
REQUIREMENTS
5,000
FOLLOWERS
LEVEL 1
REQUIREMENTS
BE VERIFIED
STARLIGHT LEVEL
REQUIREMENTS
SPECIAL INVITATION

Yippi之星：付款
Yippi Star : Payout

Yippi

有多少人已取得付款？
How many has received payout

2020年1月总支出
1356人
Total payout in January 2020
1356 pax

2020年4月总支出
2280人
Total payout in April 2020
2280 pax

中国和越南用户显着增加
Notable increase for China and Vietnam users

Yippi之星：付款
Yippi Star : Payout

Top 10 Country (January 2020)

Total Users :

Total Amount :

Copy CSV Excel Print

Sr.no	Country	Users
1	Malaysia	920
2	China	63
3	Thailand	47
4	Indonesia	51
5	Vietnam	62
6	Philippines	64
7	Singapore	40
8	Taiwan	106
9	Hong Kong	2
10	Northern Ireland	1

Top 10 Country (April 2020)

Total Users :

Total Amount :

Copy CSV Excel Print S

Sr.no	Country	Users
1	Malaysia	1066
2	China	516
3	Vietnam	383
4	Philippines	150
5	Indonesia	70
6	Thailand	38
7	Taiwan	26
8	Singapore	23
9	Northern Ireland	1
10	Hong Kong	7

Yippi之星：付款
Yippi Star : Payout

问题及解决方案
Problems & Solutions


99+
Yippi Star Payout...
Feb 03
Dear valued user, we have cleared your total tips received up till January 31 in system to prepare for a payout. Thanks!
亲爱的用户，我们已经将您截至1月31日前所获得的打赏在系统上提出。谢谢!
Total receivable tips up till January 31: 53.90


YIPPI


YIPPI
Frequently Asked Questions about Swift Code

实名认证Verify Identity
确保银行信息准确无误
***内置自动化功能以减少错误**
Ensure banking details are accurate
****Built automation to reduce errors***

信息不正确Incorrect Info
银行要求的其他信息
***提供更多文章和认知作为指南**
Additional info for bank requirements
****More articles and awareness as guide***

银行国际代码SWIFT Code
确定传输正确
Determines the transfer is correct
***添加了一个“常见问题解答”作为指南**
****Added a FAQ as guide***

Yippi展现自我培育计划
Yippi Star Incubator Program

为何加入Yippi之星？
Why Yippi Star

每个人都有资格在Yippi开创事业
Everyone is eligible to build their career in Yippi

作为以内容获利的起点
Starting point to monetize your content

无论身为网红、电商、产品代言人、贴图设计师、程序员或内容创作者，能让您的专业在Yippi中建立声誉。
Build reputation in Yippi for your profession, as influencer, as e-shop, as product endorser, as sticker designer, as programmer, as content creator


My Level
You're in
Lv. 5
Congrats! You've unlocked Lv. 5. Continue to gain more followers to get access to more exclusive benefits.
Lv. 5 Mission
32
5,000,000
5,000,000 Followers
Level Privilege
Lv. 1
Book TogaGO
Lv. 1
Wallet upgrade
Lv. 2
Post in Hot

谢谢

Thank You